THE RAM SMALL/MID CAP FUND
                             THE RAM SMALL CAP FUND
                            Investment Portfolios of
                                  THE RAM FUNDS

                       Statement of Additional Information
                                December 22, 2008
                            (Revised April 2, 2009)

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses for The RAM Funds (the "Trust") dated December 22, 2008 and April 2, 2009, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of a Prospectus may be obtained without charge, upon request, by writing The RAM Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-884-8099.

                                TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS ...............    2
INVESTMENT RESTRICTIONS ...................................................   10
CALCULATION OF SHARE PRICE AND OFFERING PRICE .............................   11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   12
SPECIAL SHAREHOLDER SERVICES ..............................................   12
MANAGEMENT OF THE TRUST ...................................................   14
INVESTMENT ADVISER ........................................................   16
PORTFOLIO TRANSACTIONS ....................................................   18
THE DISTRIBUTOR ...........................................................   19
OTHER SERVICE PROVIDERS ...................................................   20
DISTRIBUTION PLANS ........................................................   22
CHOOSING A SHARE CLASS ....................................................   24
GENERAL INFORMATION .......................................................   25
ADDITIONAL TAX INFORMATION ................................................   28
PERFORMANCE INFORMATION ...................................................   31
APPENDIX A (TRUST'S PROXY VOTING POLICIES AND PROCEDURES) .................   34
APPENDIX B (ADVISER'S PROXY VOTING POLICIES AND PROCEDURES) ...............   37


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STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

      The Trust is an open-end management investment company which currently offers two diversified investment portfolios: the RAM Small/Mid Cap Fund and the RAM Small Cap Fund (individually, a "Fund," collectively, the "Funds"). The Funds' investments are managed by Riazzi Asset Management, LLC (the "Adviser"). For further information on the Funds, please call 1-888-884-8099.

      The Funds offer Class A, Class C and Class I shares. As of the date of this Statement of Additional Information, Class C shares of both Funds and Class I shares of the RAM Small Cap Fund have not begun operations. Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and expenses; (2) Class I shares have a higher minimum initial investment requirement and are available only to certain investors (see the current Class I Prospectus for a detailed description of eligibility requirements); (3) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (5) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date in its sole discretion.

           ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

      Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectuses. No investment in shares of the Funds should be made without first reading the Prospectus.

      PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stocks.

      Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. The holders of warrants and rights have no voting


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rights,  receive no  dividends  and have no rights with respect to the assets of the issuer. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a
liquid  market  for  resale,   potential  price  fluctuations  as  a  result  of
speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

      WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. In purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.

      In connection with these investments, a Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent a Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

      The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate. In such a case the Fund could incur a short-term gain or loss.

      FOREIGN SECURITIES. Subject to its investment policies and quality standards, each Fund may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Receipts ("ADRs"). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the


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issuer of the underlying  security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. ADRs, in registered form, are designed for use in the U.S. securities markets. Investments in ADRs involve risks that are different in some respects from an investment in U.S. domestic issuers. ADRs are subject to risks similar to those associated with direct investments in foreign securities. In addition, a Fund may invest in sponsored or unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

      EMERGING MARKET COUNTRIES. Emerging Market Countries include, among others, most African, Asian, Eastern European, Middle Eastern and South and Central American countries. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or
(ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries. Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign securities outlined above to a heightened degree. These heightened risks include (i) expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and increased price volatility, (iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.


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      CURRENCY  EXCHANGE  RATES.  A Fund's share value may change  significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency control or political developments in the United States or abroad.

      DEBT SECURITIES. The Funds may invest in corporate debt securities and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Funds will normally purchase investment grade securities, meaning securities rated BBB or better by S&P or any similar rating by any national credit rating service.

      "U.S. Government obligations" include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.


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      EXCHANGE  TRADED FUNDS AND OTHER SIMILAR  INSTRUMENTS.  Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Funds. An ETF is an investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

      Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations pursuant to orders for exemptive relief granted by the Securities and Exchange Commission (the "SEC"), in which case they will not be subject to any such investment limitation. Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

      Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

      DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes, in an amount up to 100% of a Fund's assets, when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash


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for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes ("Master Notes") and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. The Funds may invest in shares of MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act.

      LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or
(iii) if more than 10% of such fund's total assets would be invested in investment companies. Under certain conditions, an investment company may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more


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than 3% of the total outstanding stock of such ETF or other investment  company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Funds seek to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF's outstanding shares during a period of less than 30 days.

      REPURCHASE AGREEMENTS. The Funds may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement requires a Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

      ILLIQUID SECURITIES. Each Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include: (i) both domestic and foreign securities that are not readily marketable such as private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, (iii) repurchase agreements and time deposits not terminable within seven days, (iv) certain municipal leases and participation interests, (v) certain stripped mortgage-backed securities, and (vi) certain structured securities and all swap transactions.

      Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities"). Investing in 144A


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Securities  may decrease the liquidity of a Fund's  portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

      BORROWING MONEY. Each Fund does not intend to borrow money for the purpose of purchasing securities, but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

      LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities in an amount up to 33% of the Fund's total assets to broker-dealers, banks or institutional borrowers of securities. The Fund must receive collateral, in the form of cash or U.S. government securities, equal to at least 100% of the value of the loaned securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. At such time as a Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

                             INVESTMENT RESTRICTIONS

      The investment limitations described below have been adopted by the Trust with respect to each Fund as "fundamental," I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. See the Prospectus for more information on each Fund's non-fundamental investment objective and investment strategies.

      1. BORROWING MONEY. Each Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

      2. SENIOR SECURITIES. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

      3. UNDERWRITING. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      4. REAL ESTATE. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund's ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

      7. CONCENTRATION. Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to any percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to percentage restrictions relative to the borrowing of money.

      PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. The Adviser does not anticipate that each Fund's annual portfolio turnover rate will exceed 100%.

                  CALCULATION OF SHARE PRICE AND OFFERING PRICE

      The share price or net asset value ("NAV") and the offering price (NAV plus any applicable sales charge) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      For purposes of computing the NAV of each Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sales price, if available, otherwise at the mean of the closing bid and ask prices. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of each Fund are offered for sale on a continuous basis. Shares of each Fund are sold and redeemed at their NAV, plus any applicable front-end sales charge, as next determined after receipt of the purchase, redemption or exchange order in proper form.

      Each Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      Each Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but has committed to pay in cash all redemption requests by a shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectuses, each Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. The automatic investment plan is not available to Class I shares of the Funds.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. The Automatic Withdrawal Plan is not available to Class I shares of the Funds.

      Instructions for establishing this service are available by calling the Funds at 1-888-884-8099. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the appropriate Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Fund at 1-888-884-8099, or by writing to:

                                  The RAM Funds
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

      Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders or existing members of the Board of Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently three Trustees, two of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                             NUMBER OF
                                                                                                              FUNDS IN
                                    LENGTH        POSITION(S)      PRINCIPAL OCCUPATION(S) DURING              TRUST
                                   OF TIME           HELD          PAST 5 YEARS AND DIRECTORSHIPS             OVERSEEN
     NAME, ADDRESS AND AGE          SERVED        WITH TRUST            OF PUBLIC COMPANIES                  BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
*John C. Riazzi  (age 46)        Since            Trustee and     Founder, Managing Member and Chief             2
                                 December      Chief Compliance   Compliance Officer of Riazzi Asset
                                 2008               Officer       Management, LLC (the Funds' adviser);
                                                                  Principal and Managing Director at
                                                                  Transamerica Investment Management,
                                                                  LLC (an asset management firm) from
                                                                  2001 until 2007.

INDEPENDENT TRUSTEES:
John R. Kenney (age 70)          Since March        Trustee       Chairman and Chief Executive Officer           2
                                 2008                             of Great Companies, LLC (a money
                                                                  manager) from 2000-2006; Chairman and
                                                                  Chief Executive Officer of Clearwater
                                                                  Financial Marketing (a marketing and
                                                                  financial service firm) since 2006.

James H. Miller, III             Since March        Trustee       Chief Financial Officer of Riverain            2
(age 52)                         2008                             Group, Inc. (a family business) since
                                                                  2000.

EXECUTIVE OFFICERS:

Robert G. Dorsey (age 51)        Since          Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive,              January                          Solutions, LLC and Ultimus Fund
Suite 450                        2008                             Distributors, LLC
Cincinnati, Ohio 45246

Mark J. Seger (age 46)           Since             Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive,              January                          Solutions, LLC and Ultimus Fund
Suite 450                        2008                             Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain (age 52)          Since             Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive,              January                          Solutions, LLC and Ultimus Fund
Suite 450                        2008                             Distributors, LLC
Cincinnati, Ohio 45246

* Mr. Riazzi, as an affiliated person of the Adviser, is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      BOARD COMMITTEES. The Trustees have established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and receive and consider a report concerning their conduct of the audit, including any comments or recommendations they deem appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust's qualified legal compliance committee ("QLCC"), as defined in the Securities Act of 1933. John R. Kenney and James Miller are the members of the Committee of Independent Trustees. The Committee has not held any meetings thus far during the fiscal year ending November 30, 2009.

      TRUSTEES' OWNERSHIP OF FUND SHARES. Since the Funds have not yet commenced operations as of the date of this Statement of Additional Information, no Trustee or officer owns any of the outstanding shares of the Funds.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Funds' principal distributor, receives any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Trust receives from the Funds an annual retainer of $1,000, payable quarterly, and a per meeting fee of $250 for each meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings. The following table shows the estimated compensation payable to each Trustee during the Funds' first fiscal year.

-----------------------------------------------------------------------------------------------------------------
                                 AGGREGATE            PENSION OR        ESTIMATED ANNUAL     TOTAL COMPENSATION
                             COMPENSATION FROM        RETIREMENT          BENEFITS UPON     FROM TRUST AND FUND
     NAME OF TRUSTEE             THE TRUST*        BENEFITS ACCRUED        RETIREMENT       COMPLEX TO TRUSTEES*
-----------------------------------------------------------------------------------------------------------------
John C. Riazzi                      $ 0                   $0                   $0                   $ 0
-----------------------------------------------------------------------------------------------------------------
John R. Kenney                     $2,000                 $0                   $0                  $2,000
-----------------------------------------------------------------------------------------------------------------
James H. Miller, III               $2,000                 $0                   $0                  $2,000
-----------------------------------------------------------------------------------------------------------------

*  Since  the  Funds  have  not   completed  a  full  fiscal  year  since  their
organization,  information  is  provided  for the  current  fiscal  year  ending
November 30, 2009, estimating future payments that would be made under the current compensation arrangement.

                               INVESTMENT ADVISER

      Riazzi Asset Management, LLC (the "Adviser"), 2331 Far Hills Avenue, Dayton, Ohio, 45419, serves as investment adviser to each Fund under an investment advisory agreement dated as of December 22, 2008 (the "Advisory Agreement"). The Adviser was founded in 2007 and is registered with the SEC as an investment adviser. The Adviser is controlled by John C. Riazzi and Michelle
E. Stevens who own all of the outstanding shares of the Adviser. As affiliates of the Adviser, Mr. Riazzi and Ms. Stevens may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Subject to the Funds' investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing the Funds with a continuous program of investing each Fund's assets and determining the composition of each Fund's portfolio.

      Each Fund pays the Adviser a monthly fee computed at the annual rate of 0.85% of its average daily net assets. The Adviser has agreed for a period of 3 years from the Funds' start of operations to reduce its investment advisory fees and to absorb Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to a percentage of the average daily net assets of each class of shares of each Fund as follows: Class A shares
- 1.30%, Class C shares - 2.05%, Class I shares - 1.05%. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund's obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

      Unless sooner terminated, each Fund's Advisory Agreement shall continue in effect until December 22, 2010, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. Each Fund's Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. Each Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

      The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

      PORTFOLIO MANAGER

      The  Funds  are  managed  by  Michelle  E.  Stevens,  CFA (the  "Portfolio
Manager").

Other Accounts Managed (as of December 15, 2008)
----------------------

SMALL/MID CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of     Total Assets of
                                                           Total                         Accounts          Accounts
                                                          Number      Total Assets     Managed with      Managed with
                                                         of Other       of Other       Advisory Fee      Advisory Fee
                                                         Accounts       Accounts         Based on          Based on
                                Type of Accounts          Managed        Managed        Performance      Performance
------------------------------------------------------------------------------------------------------------------------
Michelle E. Stevens       Registered Investment              0              0                0                -
                          Companies
------------------------------------------------------------------------------------------------------------------------
                          Other Pooled Investment            0              0                0                -
                          Vehicles
------------------------------------------------------------------------------------------------------------------------
                          Other Accounts                    184       $110,000,000           0                -
------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of     Total Assets of
                                                           Total                         Accounts          Accounts
                                                          Number      Total Assets     Managed with      Managed with
                                                         of Other       of Other       Advisory Fee      Advisory Fee
                                                         Accounts       Accounts         Based on          Based on
                                Type of Accounts          Managed        Managed        Performance      Performance
------------------------------------------------------------------------------------------------------------------------
Michelle E. Stevens       Registered Investment              0              0                0                -
                          Companies
------------------------------------------------------------------------------------------------------------------------
                          Other Pooled Investment            0              0                0                -
                          Vehicles
------------------------------------------------------------------------------------------------------------------------
                          Other Accounts                    184       $110,000,000           0                -
------------------------------------------------------------------------------------------------------------------------

      The Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation
------------

      The Portfolio Manager will be compensated based upon the profits of the Adviser and participates in the Adviser's pension, profit sharing and retirement plans. The profits of the Adviser, to some extent, depend on the accumulation of assets in the Funds.

Ownership of Fund Shares
------------------------

      As of the date of this SAI, the Portfolio Manager owns shares of each Fund in the range of $100,000-$500,000.

                             PORTFOLIO TRANSACTIONS

      Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Funds and which brokers are eligible to execute the Funds' portfolio transactions.

      Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the

Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds. While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

      Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Funds' principal distributor.

                                 THE DISTRIBUTOR

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus Fund Solutions, LLC. Robert
G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

      The Distributor receives commissions on sales of Class A shares of the Funds. The Distributor reallows to dealers a portion of the front-end sales loads collected on sales of Class A shares of the Funds. The Funds may compensate dealers, including the Distributor, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

      By its terms, the Trust's Distribution Agreement will continue in effect until December 22, 2010, and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of a Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to each Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- files each Fund's federal income and excise tax returns and each Fund's state and local tax returns;

      -- assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

      As Transfer Agent, Ultimus performs the following services in connection with each Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of each Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

      Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of each Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,000 per Fund. The fee payable by each Fund to Ultimus as Fund Accountant is $3,500 per month plus an asset based fee at the annual rate of 0.01% of a Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee of $4,500 per month. Certain discounts will apply under the Transfer Agent and Shareholder Services Agreement if a Fund has less than 100 shareholders. Certain discounts will apply under the Fund Accounting Agreement and the Administration Agreement for the first two years of the Funds' operations or until a Fund has net assets of $20 million, if sooner.

      Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until December 22, 2010. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

      The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

CUSTODIAN

      U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Trust has selected Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for the fiscal year ending November 30, 2009.

CHIEF COMPLIANCE OFFICER

      The Adviser receives an annual fee, payable monthly, from the Trust of $2,000 for the fiscal year ending November 30, 2009 and $3,000 for the fiscal year ending November 30, 2010, for providing the Trust's Chief Compliance Officer and administering the Funds' compliance policies and procedures.

LEGAL COUNSEL

      Thompson Hine LLP, 200 Courthouse Plaza N.E., 10 W. Second Street, Dayton, Ohio 45402, serves as legal counsel to the Trust and the Trust's Independent Trustees.

                               DISTRIBUTION PLANS

CLASS A SHARES

      Each Fund has adopted a plan of distribution with respect to its Class A shares (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Distributor. The Class A Plan allows the Funds to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Funds' shares. The Class A Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of each Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year.

CLASS C SHARES

      Each Fund has also adopted a plan of distribution with respect to its Class C shares (the "Class C Plan"). The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment of an account maintenance or shareholder service fee, in an amount equal to an annual rate of 0.25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to securities dealers and other financial intermediaries based on the average value of the Fund's Class C shares owned by their clients. The account maintenance or shareholder service fee allows the Funds to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Funds' shares. In addition, a Fund may pay up to an additional 0.75% per annum of its daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers, dealers and other financial intermediaries for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares.

      Unreimbursed expenditures will not be carried over from year to year. Each Fund may make payments to dealers and other persons in an amount up to 0.75% per annum of the average value of Class C shares owned by their clients, in addition to the 0.25% account maintenance fee described above.

GENERAL INFORMATION.

      Agreements implementing the Class A Plan and the Class C Plan (each a "Plan" and collectively the "Plans"), including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries may charge fees in excess of the amounts available under the Plans, in which case the Adviser pays the additional fees.

      The continuance of the Plans must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, a Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of a Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by a Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of their controlling interest in the Adviser, John C. Riazzi and Michelle E. Stevens each may be deemed to have a financial interest in the operation of the Plans.

                             CHOOSING A SHARE CLASS

      Each Fund offers Class A, Class C and Class I shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances.

      The decision as to which class of shares (A, C or I) is more beneficial to you depends on the amount and intended length of time of your investment and the type of account you open. You should consider Class A shares if you prefer to pay an initial sales charge and be subject to lower ongoing expenses. If you qualify for a reduced sales charge by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses over the term of the investment than Class C shares. If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares, rather than Class C shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is generally invested in Class A shares, unless a shareholder qualifies for a purchase of Class I shares. As an alternative, Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Funds, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class C shares is immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. However, there can be no assurance that this would be the case, since a Fund's future returns cannot be predicted. If your initial investment in a Fund is $100,000 or more and you meet certain eligibility requirements, you should consider Class I shares since they are sold without a sales charge and are not subject to 12b-1 distribution fees. Class I shares are available for investment by certain broker-dealers or financial institutions that have entered into a distribution agreement with the Funds' Distributor. These agreements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be subject to fees by their broker-dealer or financial institution.

Set forth below is a chart comparing the sales charges and 12b-1 fees applicable to each class of shares:

      CLASS                         SALES CHARGE                    12B-1 FEE
--------------------------------------------------------------------------------
        A          Maximum 4.00% initial sales charge, reduced        0.25%
                   for purchases of $50,000 and over
--------------------------------------------------------------------------------
        C          None                                               1.00%
--------------------------------------------------------------------------------
        I          None                                               None
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is an unincorporated business trust that was organized under Ohio law on January 15, 2008. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

      Shares of each Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

      The  Trust  and  the  Adviser  have  adopted  Proxy  Voting  Policies  and
Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A and B. On or before August 31, 2009, information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 will be available without charge upon request by calling 1-888-884-8099, or on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such information is at least 30 days old.

      o Information regarding the general market exposure of the Funds may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

      o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.

      o     The Funds'  policy  relating to  disclosure of holdings of Portfolio
            Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, Distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

---------------------------------------------------------------------------------------------------------
                                   TYPICAL FREQUENCY OF ACCESS TO
  TYPE OF SERVICE PROVIDER             PORTFOLIO INFORMATION                  RESTRICTIONS ON USE
---------------------------------------------------------------------------------------------------------
Adviser                       Daily                                     Contractual and Ethical
---------------------------------------------------------------------------------------------------------
Administrator and             Daily                                     Contractual and Ethical
Distributor
---------------------------------------------------------------------------------------------------------
Custodian                     Daily                                     Ethical
---------------------------------------------------------------------------------------------------------
Auditor                       During annual audit                       Ethical
---------------------------------------------------------------------------------------------------------
Legal counsel                 Regulatory filings, board meetings, and   Ethical
                              if a legal issue regarding the
                              portfolio requires counsel's review
---------------------------------------------------------------------------------------------------------
Printers                      Twice a year - printing of semi-annual    No formal restrictions in place.
                              and annual reports                        Printer would not receive
                                                                        portfolio information until at
                                                                        least 30 days old.
---------------------------------------------------------------------------------------------------------
Broker/dealers through        Daily access to the relevant purchase     Contractual and Ethical
which a Fund purchases and    and/or sale - no broker/dealer has
sells portfolio securities    access to the Fund's entire portfolio
---------------------------------------------------------------------------------------------------------

            Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that each Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

      o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

                           ADDITIONAL TAX INFORMATION

      Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code. Depending on the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, a Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. This discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

      From time to time performance information for each Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

      Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

      Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3)
assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The calculation of average annual total return for Class A shares assumes the deduction of the current maximum sales charge from the initial $1,000 investment.

      Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN

      Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charges which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

      Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclay's, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about a Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

      From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products
(including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

      Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                                   APPENDIX A
                                  THE RAM FUNDS
                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by The RAM Funds (the "Trust"). These policies and procedures accompany the proxy policies and procedures adopted by Riazzi Asset Management, LLC (the "Adviser"), the investment adviser to each series of the Trust (individually, a "Fund," collectively, the "Funds").

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Adviser to the Fund as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES. Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds ("ETFs") or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: "Vote these shares in the same proportion as the vote of all other holders of such shares. Each Fund is a "registered investment company."

      4. POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Fund. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock.

However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Fund's shareholders.

      5. CONFLICTS OF INTEREST. The Funds and the Adviser recognize that under certain circumstances the Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Committee of Independent Trustees of the Trust and the Adviser shall follow the instructions of the Committee of Independent Trustees or (ii) the Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee of Independent Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Committee of Independent Trustees on a quarterly basis.

      6. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters and votes against a management's recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Trust's Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. FORM N-PX. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the Chief Executive Officer of the Trust and the Adviser. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request by calling 1-888-884-8099 or on the Fund's Website at www.theramfunds.com and is also available on the SEC's Website at www.sec.gov.

                                   APPENDIX B

                          RIAZZI ASSET MANAGEMENT, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RULE 206(4)-6, PROXY VOTING

      Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

WHEN IS RIAZZI ASSET MANAGEMENT, LLC SUBJECT TO THE RULE

      The rule will apply to the firm when the adviser's voting authority is assigned in writing by the client. The rule does not apply, however, in instances where the firm provides clients with advice about voting proxies but does not have authority to vote the proxies.

POLICIES AND PROCEDURES

      Riazzi Asset Management, LLC has established policies and procedures, specifically for voting proxies. First and foremost, all proxy voting must be carried out with the best interests of the firm's clients in mind.

VOTING CLIENT PROXIES

      If a client account is subject to the Employee Retirement Security Act of 1974 ("ERISA") decisions on voting of proxies for the securities in the portfolio will be made by Riazzi Asset Management, LLC unless specifically reserved to the trustee of the client's account or a named fiduciary of the client's account.

      If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by Riazzi Asset Management, LLC unless the client specifically directs otherwise.

      Riazzi Asset Management, LLC will designate authorized persons from time to time who will have the authority to sign.

      The designated person will always vote proxies in the best ECONOMIC interest of the client. However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements.


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

      Riazzi Asset Management, LLC has informed any ERISA plan sponsors and its trustees, bank custodians, and broker-dealer custodians of the requirement that all proxies be forwarded to the firm. Riazzi Asset Management, LLC makes periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. The firm will determine whether or not it is in the client's best interest to refrain from voting a proxy, such as when it is determined that the cost of voting the proxy exceeds the expected benefit to the client.

RESOLVING CONFLICTS OF INTEREST

      From time to time, the Advisor may have a conflict of interest in voting proxies. In these instances, it is Riazzi Asset Management, LLC's policy to disclose any conflicts of interest to the client and obtain their feedback and consent before voting. If consent is not granted, Riazzi Asset Management, LLC will abstain from voting and notify the client first verbally and then in writing. The firm will maintain a record of this written notification.

CLIENT DISCLOSURES

      Upon request, either written or verbal, Riazzi Asset Management, LLC must disclose to clients the actual proxy votes cast on the client's behalf. The firm will disseminate this information in hard copy, either via email (.pdf format), fax, or mail.

      Upon request, either written or verbal, Riazzi Asset Management, LLC must provide clients with a copy of these policies and procedures, either via email (.pdf format), fax, or mail.

RULE 204-2, RECORDKEEPING

      All proxy-related records must be maintained for five years, at the principal place of business for at least the first two and optionally at an off-site storage facility for the remaining three years. The following documents must and will be retained by Riazzi Asset Management, LLC: (i) proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) records of client requests for proxy voting information and Riazzi Asset Management, LLC's response (including written notification of a conflict of interest and subsequent recourse), and (v) any documents prepared by Riazzi Asset Management, LLC that were material to making a decision how to vote, or that memorialized the basis for the decision.


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             ACKNOWLEDGE RECEIPT PROXY VOTING POLICIES & PROCEDURES

      By signing below, I acknowledge that I received the Riazzi Asset Management, LLC Proxy Voting Policies & Procedures, which include, among other topics, policies regarding the means by which I must participate in handling client proxy voting.


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Employee Signature                                                    Date